SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 3, 1997

                             Mercury Finance Company
               (Exact name of registrant as specified in charter)


Delaware                         1-10176          36-3627010
(State of other jurisdiction  (Commission       (IRS Employer
   of incorporation)          File Number)    Identification No.)



100 Field Drive, Lake Forest, Illinois                      60045
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (847) 295-8600





                                       N/A
          (Former name or former address, if changed since last report)



Item 7.  Financial Statements and Exhibits

On June 3, 1997, the Registrant sold all of the outstanding shares of the capital stock of Lyndon Property Insurance Company and its subsidiaries ("Lyndon") for $92 million pursuant to a stock purchase agreement dated March 28, 1997. The previous Current Report on Form 8-K filed for this transaction omitted the pro forma financial information which are included herein.

(b)  Pro forma financial information

The following unaudited pro forma financial information is included herein:

     (i) Unaudited Pro Forma Consolidated Condensed Balance Sheet as of March 31, 1997

     (ii) Unaudited Pro Forma Consolidated Condensed Income Statement for the Year ended December 31, 1996

     (iii) Unaudited Pro Forma Consolidated Condensed Income Statement for the Quarter ended March 31, 1997

The pro forma consolidated condensed financial statements reflect the disposition as if the transaction had been completed with all proceeds received as of the beginning of the period presented for the consolidated condensed income statements and as of March 31, 1997 for the consolidated condensed balance sheet. The unaudited pro forma condensed financial information should be read in conjunction with Mercury Finance Company's Annual Report on Form 10-K for the year ended December 31, 1996.

The unaudited pro forma consolidated condensed financial statements are presented for informational purposes only and do not purport to be indicative of the results which would actually be reported if the transaction had occurred on such dates or which may be reported in the future.

                     MERCURY FINANCE COMPANY & SUBSIDIARIES
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                 MARCH 31, 1997
                                   (UNAUDITED)

                                                            ELIMINATION
                                                             OF ASSETS
                                                                AND       NET PROCEEDS     PAYDOWN
 (dollars in thousands)                       Historical    LIABILITIES     FROM SALE      OF DEBT     Pro forma
 ASSETS
     Cash and cash equivalents                $   25,790   ($   21,022)   $     89,823    ($ 70,000)   $ 24,591
     Short-term investments                       20,437                                                 20,437
     Investments available-for-sale, at          192,937      (192,937)                                       0
     fair value
     Investments held-to-maturity, at cost         8,047        (8,047)                                       0

     Finance Receivables                       1,126,119                                               1,126,119

        Less allowance for finance credit       (111,584)                                              (111,584)
        losses
        Less nonrefundable dealer reserves       (80,677)                                               (80,677)
        FINANCE RECEIVABLES, NET                 933,858             0               0            0     933,858

     Deferred income taxes, net                   39,260         6,574                                   45,834
     Income taxes receivable                      51,072                                                 51,072
     Premises and equipment, net                   7,043                                                  7,043
     Goodwill                                     14,248                                                 14,248
     Reinsurance receivable                       98,353       (98,353)                                       0
     Deferred acquisition costs and               43,503       (43,503)                                       0
     present value
       of future profits
     Other assets (including                      61,087       (31,482)                                  29,605
     repossessions)
        TOTAL ASSETS                          $1,495,635   ($  388,770)   $     89,823    ($ 70,000) $1,126,688


 LIABILITIES AND SHAREHOLDERS' EQUITY

 LIABILITIES
     Senior debt, commercial paper and        $  503,619                                  ($ 35,529)   $468,090
     notes
     Senior debt, term notes                     488,625                                    (34,471)    454,154
     Subordinated notes                           22,500                                                 22,500
     Accounts payable and other                   70,779   ($   12,560)                                  58,219
     liabilities
     Unearned premium and claim reserves         227,450      (227,450)                                       0
     Reinsurance payable                          30,026       (30,026)                                       0
     Reserve for loss on sale of Lyndon           29,528                  ($    29,528)                       0
        TOTAL LIABILITIES                      1,372,527      (270,036)        (29,528)     (70,000)   1,002,963


 SHAREHOLDERS' EQUITY
     Common stock - $1.00 par value per          177,901                                                177,901
     share:
     Paid in capital                               8,244                                                  8,244
     Retained earnings (deficit)                  (8,756)                                                (8,756)
     Unrealized appreciation on available-
     for-sale
       securities, net of tax                       (617)          617                                        0
     Treasury stock                              (53,664)                                               (53,664)
        TOTAL SHAREHOLDERS' EQUITY               123,108           617               0            0     123,725
        TOTAL LIABILITIES AND                 $1,495,635   ($  269,419)   ($    29,528)   ($ 70,000) $1,126,688
          SHAREHOLDERS' EQUITY

See accompanying notes to pro forma consolidated condensed financial statements.


                     MERCURY FINANCE COMPANY & SUBSIDIARIES
              PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1996
                                   (UNAUDITED)

                                                            ELIMINATION
                                                            OF REVENUES   INTERCOMPANY     INTEREST
 (dollars in thousands, except per share                        AND         INSURANCE         ON
 amounts)                                     Historical     EXPENSES      COMMISSIONS     PROCEEDS    Pro forma
 INTEREST INCOME
     Finance charges and loan fees            $ 258,602                                                $258,602
     Investment income                           13,287    ($   12,688)                   $     991       1,590
        Total finance charges, fees and         271,889        (12,688)              0          991     260,192
          investment income
     Interest expense                            64,789                                      (6,300)     58,489
        Interest income before provision        207,100        (12,688)              0        7,291     201,703
        for
          finance credit losses
     Provision for finance credit losses        215,171                                                 215,171
        NET INTEREST INCOME                      (8,071)       (12,688)              0        7,291     (13,468)

 OTHER INCOME
     Insurance premiums                          83,277        (83,277)                                       0
     Fees, commissions and other income          18,708        (10,215)   $     12,000                   20,493
        TOTAL OTHER INCOME                      101,985        (93,492)         12,000            0      20,493

 OTHER EXPENSES
     Salaries and employee benefits              54,942         (3,643)                                  51,299
     Occupancy expense                            5,923           (348)                                   5,575
     Equipment expense                            3,158                                                   3,158
     Data processing expense                      2,366                                                   2,366
     Incurred insurance claims and other         47,243        (59,243)         12,000                        0
       underwriting expense
     Other operating expenses                    29,665         (2,684)                                  26,981
        TOTAL OTHER EXPENSES                    143,297        (65,918)         12,000            0      89,379

 OPERATING LOSS                                 (49,383)       (40,262)              0        7,291     (82,354)
     Credit for income taxes                    (20,415)       (13,012)                       2,771     (30,656)
 NET LOSS                                     ($ 28,968)   ($   27,250)   $          0    $   4,520    ($51,698)

 NET LOSS PER COMMON SHARE                    ($   0.17)                                               ($  0.30)



See accompanying notes to pro forma consolidated condensed financial statements.


                     MERCURY FINANCE COMPANY & SUBSIDIARIES
              PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 1997
                                   (UNAUDITED)

                                                            ELIMINATION
                                                            OF REVENUES
 (dollars in thousands, except per share                        AND       ELIMINATION OF      INTEREST
 amounts)                                     Historical     EXPENSES      LOSS ON SALE     ON PROCEEDS    Pro forma
 INTEREST INCOME
     Finance charges and loan fees            $  63,491                                                    $ 63,491
     Investment income                            3,289    ($    3,052)                     $       248         485
        Total finance charges, fees and          66,780         (3,052)                0            248      63,976
          investment income
     Interest expense                            20,716                                          (1,575)     19,141
        Interest income before provision         46,064         (3,052)                0          1,823      44,835
        for
          finance credit losses
     Provision for finance credit losses         30,462                                                      30,462
        NET INTEREST INCOME                      15,602         (3,052)                0          1,823      14,373

 OTHER INCOME
     Insurance premiums                          23,220        (23,220)                                           0
     Fees, commissions and other income           3,503           (100)                                       3,403
        TOTAL OTHER INCOME                       26,723        (23,320)                0              0       3,403

 OTHER EXPENSES
     Salaries and employee benefits              14,644         (1,227)                                      13,417
     Occupancy expense                            1,555            (98)                                       1,457
     Equipment expense                              852                                                         852
     Data processing expense                        543                                                         543
     Incurred insurance claims and other         16,715        (16,715)                                           0
       underwriting expense
     Other operating expenses                     8,692         (1,586)                                       7,106
        TOTAL OTHER EXPENSES                     43,001        (19,626)                0              0      23,375

 OPERATING LOSS                                    (676)        (6,746)                0          1,823      (5,599)
     Loss on sale of Lyndon                      29,528                   ($      29,528)                         0
     Other non-operating expenses                 5,129                                                       5,129
 LOSS BEFORE INCOME TAXES                       (35,333)        (6,746)           29,528          1,823     (10,728)
     Credit for income taxes                     (2,165)        (2,220)                             693      (3,692)
 NET LOSS                                     ($ 33,168)   ($    4,526)   $       29,528    $     1,130    ($ 7,036)

 NET LOSS PER COMMON SHARE                    ($   0.19)                                                   ($  0.04)



See accompanying notes to pro forma consolidated condensed financial statements.


                               NOTES TO PRO FORMA
                  CONSOLIDATED CONDENSED FINANCIAL STATEMENTS


1)    Balance Sheet

Elimination of assets and liabilities - Elimination of the assets sold and liabilities that were assumed that were included in the consolidated financial statements as of March 31, 1997.

Net proceeds from sale - Records the net cash proceeds, after direct expenses, and eliminate reserve for the loss on sale.

Paydown of debt - Reflects the paydown of a portion of the net proceeds as a reduction in outstanding debt. Pursuant to agreement with the creditors of the Company, $70 million of the proceeds were utilized to paydown debt and the balance is to be retained as additional working capital.

2)  Income Statement

Elimination of revenues and expenses - Elimination of the revenues and expenses of Lyndon that were included in the consolidated condensed financial statements presented.

Elimination of loss on sale - Elimination of the provision recorded in the first quarter for the loss on the sale of Lyndon.

Intercompany insurance commissions - Reflects the reinstatement of insurance commissions that would not have been eliminated in consolidation in 1996 if Mercury did not have an insurance subsidiary.

Interest on proceeds - Reflects reduction of interest expense for the assumed $70 million paydown of debt at an annual interest expense rate of 9% and the increase in investment income for the interest earned on the net retained working capital balance at an annual interest income rate of 5%. The income tax provision has been provided at an effective rate of 38%.



                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Mercury Finance Company
Date:  February 19, 1998
                                         By:   Patrick J. O'Malley
                                         Its:  Principal Financial and
                                               Accounting Officer